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                                                                  Exhibit (e)(4)

SERVICE REQUEST

             PLATINUM
      Investor(R) III
AMERICAN GENERAL LIFE

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PLATINUM INVESTOR(R) III -- FIXED OPTION                        MFS(R)Variable Insurance Trust
   . Division 301 - AGL Declared Fixed Interest Account            . Division 928 - MFS(R)VIT II Core Equity
PLATINUM INVESTOR III -- VARIABLE DIVISIONS                        . Division 282 - MFS(R)VIT Growth
The Alger Portfolios                                               . Division 285 - MFS(R)VIT New Discovery
   . Division 314 - Alger Capital Appreciation                     . Division 283 - MFS(R)VIT Research
   . Division 313 - Alger Mid Cap Growth                        Morgan Stanley Variable Insurance Fund, Inc.
American Century(R)Variable Portfolios, Inc.                       . Division 295 - Morgan Stanley VIF Growth
   . Division 262 - VP Value                                    Neuberger Berman Advisers Management Trust
Dreyfus Investment Portfolios                                      . Division 286 - AMT Mid Cap Growth
   . Division 273 - MidCap Stock                                Oppenheimer Variable Account Funds
Dreyfus Variable Investment Fund                                   . Division 310 - Oppenheimer Conservative
   . Division 272 - Opportunistic Small Cap                                         Balanced
   . Division 271 - Quality Bond                                   . Division 311 - Oppenheimer Global
Fidelity Variable Insurance Products                            PIMCO Variable Insurance Trust
   . Division 277 - VIP Asset Manager                              . Division 429 - PIMCO
   . Division 276 - VIP Contrafund(R)                                               CommodityRealReturn Strategy
   . Division 274 - VIP Equity-Income                              . Division 288 - PIMCO Real Return
   . Division 425 - VIP Freedom 2020                               . Division 287 - PIMCO Short-Term
   . Division 426 - VIP Freedom 2025                               . Division 289 - PIMCO Total Return
   . Division 427 - VIP Freedom 2030                            Pioneer Variable Contracts Trust
   . Division 275 - VIP Growth                                     . Division 422 - Pioneer Fund VCT
   . Division 308 - VIP Mid Cap                                    . Division 428 - Pioneer Mid Cap Value VCT
Franklin Templeton Variable Insurance Products Trust               . Division 423 - Pioneer Select Mid Cap Growth VCT
   . Division 309 - Franklin Small Cap Value VIP                Putnam Variable Trust
   . Division 302 - Franklin U.S. Government Securities VIP        . Division 290 - Putnam VT Diversified Income
   . Division 303 - Franklin Mutual Shares VIP                     . Division 393 - Putnam VT Equity Income
   . Division 304 - Templeton Foreign VIP                          . Division 292 - Putnam VT International Value
Goldman Sachs Variable Insurance Trust                          SunAmerica Series Trust
   . Division 421 - Goldman Sachs Strategic Growth                 . Division 307 - SA Wells Capital Aggressive Growth
Invesco Variable Insurance Funds                                   . Division 306 - SA JPMorgan Balanced
   . Division 424 - Invesco V.I. Core Equity                    VALIC Company I
   . Division 305 - Invesco V.I. Growth and Income                 . Division 265 - Goverment Money Market I
   . Division 410 - Invesco V.I. High Yield                        . Division 263 - International Equities Index
   . Division 260 - Invesco V.I. International Growth              . Division 264 - Mid Cap Index
Janus Aspen Series                                                 . Division 266 - Nasdaq-100(R)Index
   . Division 280 - Janus Henderson Enterprise                     . Division 269 - Science & Technology
   . Division 279 - Janus Henderson Global Research                . Division 268 - Small Cap Index
   . Division 278 - Janus Henderson Overseas                       . Division 267 - Stock Index
JPMorgan Insurance Trust                                        Vanguard Variable Insurance Fund
   . Division 927 - JPMorgan Mid Cap Value                         . Division 297 - VIF High Yield Bond
   . Division 281 - JPMorgan Small Cap Core                        . Division 298 - VIF REIT Index

                                                                                         Page 1 of 5   [BAR CODE]   AGLC0223 Rev1217
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[LOGO OF AIG]                                                                                               Variable Universal Life
                                                                                                          Insurance Service Request

                                                                                               Complete and return this request to:
                                                                                                       Variable Life Service Center
American General Life Insurance Company ("AGL")                                            PO Box 305600 . Nashville, TN 37230-5600
                                                                                                   800-340-2765 . Fax: 713-620-6653

[ ] POLICY         1. POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS         Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.         Primary Owner (If other than an insured): ______________________________________________

                      Address: ________________________________________________________________________ New Address (yes) (no)

                      Primary Owner's S.S. No. or Tax I.D. No.__________________  Phone Number: (         ) __________ - ___________

                      Joint Owner (If applicable): __________________________________________________________

                      Address: ________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name   Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,       ____________________________________________________     _____________________________________________________
Payor or Beneficiary
has changed. (Please  Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN      3. INVESTMENT DIVISION                 PREM %  DED %   INVESTMENT DIVISION                  PREM %  DED %
    ALLOCATION        (301) AGL Declared Fixed Interest                   MFS(R) Variable Insurance Trust
    PERCENTAGES             Account                       ______  ______  (928) MFS(R) VIT II Core Equity*     ______  ______
                      The Alger Portfolios                                (282) MFS(R) VIT Growth*             ______  ______
Use this section to   (314) Alger Capital Appreciation    ______  ______  (285) MFS(R) VIT New Discovery       ______  ______
indicate how          (313) Alger Mid Cap Growth          ______  ______  (283) MFS(R) VIT Research            ______  ______
premiums or monthly   American Century(R) Variable                        Morgan Stanley Variable Insurance
deductions are to     Portfolios, Inc.                                    Fund, Inc.
be allocated. Total   (262) VP Value                      ______  ______  (295) Morgan Stanley VIF Growth*     ______  ______
allocation in each    Dreyfus Investment Portfolios                       Neuberger Berman Advisers
column must equal     (273) MidCap Stock*                 ______  ______  Management Trust
100%; whole numbers   Dreyfus Variable Investment Fund                    (286) AMT Mid Cap Growth             ______  ______
only.                 (272) Opportunistic Small Cap*      ______  ______  Oppenheimer Variable Account Funds
                      (271) Quality Bond*                 ______  ______  (310) Oppenheimer Conservative
* These investment    Fidelity Variable Insurance                               Balanced                       ______  ______
options are           Products                                            (311) Oppenheimer Global             ______  ______
available only for    (277) VIP Asset Manager             ______  ______  PIMCO Variable Insurance Trust
owners whose          (276) VIP Contrafund(R)             ______  ______  (429) PIMCO
policies were         (274) VIP Equity-Income             ______  ______        CommodityRealReturn Strategy   ______  ______
effective before      (425) VIP Freedom 2020              ______  ______  (288) PIMCO Real Return              ______  ______
5/1/06.               (426) VIP Freedom 2025              ______  ______  (287) PIMCO Short-Term               ______  ______
                      (427) VIP Freedom 2030              ______  ______  (289) PIMCO Total Return             ______  ______
** These investment   (275) VIP Growth                    ______  ______  Pioneer Variable Contracts Trust
options are           (308) VIP Mid Cap                   ______  ______  (422) Pioneer Fund VCT**             ______  ______
available only for    Franklin Templeton Variable                         (428) Pioneer Mid Cap Value VCT      ______  ______
owners who had        Insurance Products Trust                            (423) Pioneer Select Mid Cap
Accumulation Value    (309) Franklin Small Cap Value                            Growth VCT**                   ______  ______
invested in such            VIP                           ______  ______  Putnam Variable Trust
fund or portfolio     (302) Franklin U.S. Government                      (290) Putnam VT Diversified Income   ______  ______
on 12/10/04.                Securities VIP                ______  ______  (393) Putnam VT Equity Income*       ______  ______
                      (303) Franklin Mutual Shares VIP    ______  ______  (292) Putnam VT International
*** These investment  (304) Templeton Foreign VIP         ______  ______        Value                          ______  ______
options are not       Goldman Sachs Variable Insurance                    SunAmerica Series Trust
available for any     Trust                                               (307) SA Wells Capital Aggressive
purpose except to     (421) Goldman Sachs Strategic                             Growth                         ______  ______
transfer                    Growth***                       NA    ______  (306) SA JPMorgan Balanced           ______  ______
Accumulation Value    Invesco Variable Insurance Funds                    VALIC Company I
to other investment   (424) Invesco V.I. Core Equity*     ______  ______  (265) Goverment Money Market I       ______  ______
options.              (305) Invesco V.I. Growth and                       (263) International Equities Index   ______  ______
                            Income                        ______  ______  (264) Mid Cap Index                  ______  ______
                      (410) Invesco V.I. High Yield*      ______  ______  (266) Nasdaq-100(R) Index            ______  ______
                      (260) Invesco V.I. International                    (269) Science & Technology           ______  ______
                            Growth                        ______  ______  (268) Small Cap Index                ______  ______
                      Janus Aspen Series                                  (267) Stock Index                    ______  ______
                      (280) Janus Hendersen Enterprise    ______  ______  Vanguard Variable Insurance Fund
                      (279) Janus Hendersen Global                        (297) VIF High Yield Bond            ______  ______
                            Research*                     ______  ______  (298) VIF REIT Index                 ______  ______
                      (278) Janus Hendersen Overseas      ______  ______  Other: ____________________________  ______  ______
                      JPMorgan Insurance Trust                                                                  100%      100%
                      (927) JPMorgan Mid Cap Value***       NA    ______
                      (281) JPMorgan Small Cap Core       ______  ______

                                                                                         Page 2 of 5   [BAR CODE]   AGLC0223 Rev1217
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[ ] MODE OF        4. Indicate frequency and premium amount desired: $_________ Annual  $_________ Semi-Annual  $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                  $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to   Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                                (attach a Bank Draft Authorization Form and
frequency and/or                                                                  "Void" Check)
method of premium
payment. Note,        Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5.  I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this         Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of          ______Certificate of Insurance at no charge
Insurance or
duplicate policy to           ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy
If a full duplicate   to AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6.  Day of the month for transfers____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)   Frequency of transfers:______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    ($5,000 MINIMUM   DCA to be made from the following investment option:__________________________________
    BEGINNING         Transfer: $________________________($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)

An amount can be      The Alger Portfolios                                   MFS(R)Variable Insurance Trust
systematically        (314) Alger Capital Appreciation            $________  (928) MFS(R)VIT II Core Equity*              $________
transferred from      (313) Alger Mid Cap Growth                  $________  (282) MFS(R)VIT Growth*                      $________
any one investment    American Century(R)Variable Portfolios,                (285) MFS(R)VIT New Discovery                $________
option and directed   Inc.                                                   (283) MFS(R)VIT Research                     $________
to one or more of     (262) VP Value                              $________  Morgan Stanley Variable Insurance Fund,
the investment        Dreyfus Investment Portfolios                          Inc.
options below. The    (273) MidCap Stock*                         $________  (295) Morgan Stanley VIF Growth*             $________
AGL Declared Fixed    Dreyfus Variable Investment Fund                       Neuberger Berman Advisers Management Trust
Interest Account is   (272) Opportunistic Small Cap*              $________  (286) AMT Mid Cap Growth                     $________
not available for     (271) Quality Bond*                         $________  Oppenheimer Variable Account Funds
DCA. Please refer     Fidelity Variable Insurance Products                   (310) Oppenheimer Conservative Balanced      $________
to the prospectus     (277) VIP Asset Manager                     $________  (311) Oppenheimer Global                     $________
for more information  (276) VIP Contrafund(R)                     $________  PIMCO Variable Insurance Trust
on the DCA option.    (274) VIP Equity-Income                     $________  (429) PIMCO
NOTE: DCA is not      (425) VIP Freedom 2020                      $________        CommodityRealReturn Strategy           $________
available if the      (426) VIP Freedom 2025                      $________  (288) PIMCO Real Return                      $________
Automatic             (427) VIP Freedom 2030                      $________  (287) PIMCO Short-Term                       $________
Rebalancing option    (275) VIP Growth                            $________  (289) PIMCO Total Return                     $________
has been chosen.      (308) VIP Mid Cap                           $________  Pioneer Variable Contracts Trust
                      Franklin Templeton Variable Insurance                  (422) Pioneer Fund VCT**                     $________
* These investment    Products Trust                                         (428) Pioneer Mid Cap Value VCT              $________
options are           (309) Franklin Small Cap Value VIP          $________  (423) Pioneer Select Mid Cap Growth VCT**    $________
available only for    (302) Franklin U.S. Government Securities              Putnam Variable Trust
owners whose                VIP                                   $________  (290) Putnam VT Diversified Income           $________
policies were         (303) Franklin Mutual Shares VIP            $________  (393) Putnam VT Equity Income*               $________
effective before      (304) Templeton Foreign VIP                 $________  (292) Putnam VT International Value          $________
5/1/06.               Invesco Variable Insurance Funds                       SunAmerica Series Trust
                      (424) Invesco V.I. Core Equity*             $________  (307) SA Wells Capital Aggressive Growth     $________
** These investment   (305) Invesco V.I. Growth and Income        $________  (306) SA JPMorgan Balanced                   $________
options are           (410) Invesco V.I. High Yield*              $________  VALIC Company I
available only for    (260) Invesco V.I. International Growth     $________  (265) Goverment Money Market I               $________
owners who had        Janus Aspen Series                                     (263) International Equities Index           $________
Accumulation Value    (280) Janus Henderson Enterprise            $________  (264) Mid Cap Index                          $________
invested in such      (279) Janus Henderson Global Research*      $________  (266) Nasdaq-100(R)Index                     $________
fund or portfolio     (278) Janus Henderson Overseas              $________  (269) Science & Technology                   $________
on 12/10/04.          JPMorgan Insurance Trust                               (268) Small Cap Index                        $________
                      (281) JPMorgan Small Cap Core               $________  (267) Stock Index                            $________
                                                                             Vanguard Variable Insurance Fund
                                                                             (297) VIF High Yield Bond                    $________
                                                                             (298) VIF REIT Index                         $________
                      ________ INITIAL HERE TO REVOKE DCA ELECTION.          Other: ________________________________      $________

                                                                                         Page 3 of 5   [BAR CODE]   AGLC0223 Rev1217
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[ ] AUTOMATIC     7.  Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                          (Division Name or Number)                                 (Division Name or Number)
($5,000 minimum       ________% :__________________________________________   _________% :_________________________________________
accumulation value)   ________% :__________________________________________   _________% :_________________________________________
Use this section to   ________% :__________________________________________   _________% :_________________________________________
apply for or make     ________% :__________________________________________   _________% :_________________________________________
changes to Automatic  ________% :__________________________________________   _________% :_________________________________________
Rebalancing of the    ________% :__________________________________________   _________% :_________________________________________
variable divisions.   ________% :__________________________________________   _________% :_________________________________________
Please refer to the   ________% :__________________________________________   _________% :_________________________________________
prospectus for more   ________% :__________________________________________   _________% :_________________________________________
information on the    ________% :__________________________________________   _________% :_________________________________________
Automatic             ________% :__________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic       ____________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option
has been chosen.

See investment
option restrictions
in Box 3 above.

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[ ] AUTHORIZATION 8.  I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or eService instructions,
    FOR TRANSACTIONS  if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to
Complete this         change allocations for future premium payments and monthly deductions.
section if you are
applying for or       Initial the designation you prefer:
revoking current      ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
telephone or
eService              ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm
privileges.                  authorized to service my policy.

                      AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or eService instructions received and acted on in good faith, including losses due to telephone instructions or eService communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or eService instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                      ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                      ______ INITIAL HERE TO REVOKE ESERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9.  Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of    Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the
correct date of
birth must accompany
this request.

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[ ] TRANSFER OF  10.                                         (Division Name or Number)              (Division Name or Number)
    ACCUMULATED       Transfer $_______ or ______% from ___________________________________ to ___________________________________.
    VALUES
Use this section if   Transfer $_______ or ______% from ___________________________________ to ___________________________________.
you want to transfer
money between         Transfer $_______ or ______% from ___________________________________ to ___________________________________.
divisions. The
minimum amount for    Transfer $_______ or ______% from ___________________________________ to ___________________________________.
transfers is
$500.00. Withdrawals  Transfer $_______ or ______% from ___________________________________ to ___________________________________.
from the AGL
Declared Fixed        Transfer $_______ or ______% from ___________________________________ to ___________________________________.
Interest Account to
a Variable Division   Transfer $_______ or ______% from ___________________________________ to ___________________________________.
may only be made
within the 60 days    Transfer $_______ or ______% from ___________________________________ to ___________________________________.
after a policy
anniversary. See      Transfer $_______ or ______% from ___________________________________ to ___________________________________.
transfer limitations
outlined in           Transfer $_______ or ______% from ___________________________________ to ___________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.

See investment
option restrictions
in Box 3 above.

                                                                                         Page 4 of 5   [BAR CODE]   AGLC0223 Rev1217
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[ ] ELECTRONIC   11.  American General Life Insurance Company ("AGL") is able to provide policy and investment option prospectuses,
    DELIVERY          supplements and reports via e-mail. In order to deliver these documents via e-mail, we must obtain your
    CONSENT           consent to this type of delivery format.

Complete this         This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the
section for           following communications via e-mail:
electronic
delivery of                . Policy prospectuses and supplements
documents.                 . Investment option prospectuses and supplements
                           . Annual and semi-annual investment option reports

                      This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, PO Box 305600, Nashville, TN 37230-5600, Attn:
                      Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                      In order to participate in this delivery method, you must have access to the following:

                           . Browser software, such as Microsoft Internet Explorer, or equivalent
                           . Communication access to the Internet

                      Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer. Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                      http://www.adobe.com/products/acrobat/readstep2.html.

                      We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                      Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                      By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                      I consent to receive electronic delivery of the documents specified above.

                      _______________________    ___________________________________________________________________________________
                         Initials of Owner           Please provide your e-mail address

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                      --------------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/ 12.  IRS Certification: Under penalties of perjury, I certify that: 1. The number shown on this form is my
    SIGNATURE         correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not
Complete this         subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if
section for ALL       applicable: _____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject
requests.             to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S.
                      person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____). **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct
                      TIN. *See General Instructions provided on the IRS Form W-9 available from IRS.gov. ** If you can complete a
                      Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you. Please consult your own tax advisors.
                      --------------------------------------------------------------------------------------------------------------

                      The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                      Dated at ______________________________ this _________ day of ___________________________, _________________.
                                      (City, State)

                      Owner Signature                                       Witness Signature
                      ---------------------------------------------------   -------------------------------------------------------


                      X                                                     X
                      ---------------------------------------------------   -------------------------------------------------------

                      Joint Owner Signature                                 Witness Signature
                      ---------------------------------------------------   -------------------------------------------------------


                      X                                                     X
                      ---------------------------------------------------   -------------------------------------------------------

                      Assignee Signature                                    Witness Signature
                      ---------------------------------------------------   -------------------------------------------------------


                      X                                                     X
                      ---------------------------------------------------   -------------------------------------------------------

                                                                                         Page 5 of 5   [BAR CODE]   AGLC0223 Rev1217
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